UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2013

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the annual meeting of stockholders of STAG Industrial, Inc. (the “Company”) held on May 6, 2013, the Company’s stockholders approved an amendment (the “Amendment”) to the STAG Industrial, Inc. 2011 Equity Incentive Plan (the “Plan”), under which the Company may issue equity-based awards including stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on shares of the Company’s common stock, such as LTIP units in the Company’s operating partnership, to executive officers, directors, employees and other individuals providing bona fide services to or for the Company. The Amendment increased the total number of shares of common stock authorized and reserved for issuance under the Plan by 1,887,274 shares to an aggregate of 3,642,461 shares (7.5% of the issued and outstanding shares of the Company’s common stock and common units and LTIP units of the Company’s operating partnership as of March 8, 2013), subject to certain adjustments as described in the Plan. Awards previously granted under the Plan will remain in effect pursuant to their terms. A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 27, 2013 entitled “Proposal 3: Amendment of 2011 Equity Incentive Plan,” which description is incorporated by reference into this current report on Form 8-K.

ITEM 5.07.                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the annual meeting of stockholders held on May 6, 2013, the matters on which the stockholders voted, in person or by proxy were:

(i)    the election of seven directors to hold office until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified;

(ii)   the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013;

(iii)  the approval of an amendment to the Company’s 2011 Equity Incentive Plan; and

(iv)  the approval, by non-binding vote, of executive compensation.

The seven nominees were elected, the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm was approved, the amendment to the 2011 Equity Incentive Plan was approved and executive compensation was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Abstentions	Broker Non- Votes
Benjamin S. Butcher	31,761,734	822,541	-0-	4,925,372
F. Alexander Fraser	32,406,467	177,808	-0-	4,925,372
Jeffrey D. Furber	32,125,198	459,077	-0-	4,925,372
Larry T. Guillemette	32,162,555	421,720	-0-	4,925,372
Francis X. Jacoby III	32,245,643	338,632	-0-	4,925,372
Christopher P. Marr	31,735,954	848,321	-0-	4,925,372
Hans S. Weger	32,346,301	237,974	-0-	4,925,372

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non- Votes
37,087,456	337,684	84,507	N/A

Approval of the Amendment to the 2011 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non- Votes
31,077,543	1,257,660	249,072	4,925,372

Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non- Votes
31,338,194	992,538	253,543	4,925,372

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to the 2011 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Kathryn Arnone
Kathryn Arnone
Executive Vice President, General Counsel and Secretary

Dated: May 6, 2013

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to the 2011 Equity Incentive Plan